John Hancock Funds II
Supplement dated October 16, 2009
to the Statement of Additional Information dated December 31, 2008
In the “INVESTMENT POLICIES” section, the following information is added as follows:
     TALF Investments
     The Spectrum Income Fund may invest in a pooled vehicle that participates directly in the Term Asset-Backed Securities Loan Facility (TALF). The pooled vehicle will pledge asset-backed securities and commercial mortgage-backed securities that are backed by certain types of assets and are rated in the highest investment-grade rating category as collateral for non-recourse loans under the TALF, a joint program of the Federal Reserve and the U.S. Treasury. TALF loans are considered non-recourse because the lender (Federal Reserve Bank of New York) may generally enforce its rights only against the pledged collateral and not against other assets of the pooled vehicle if such vehicle does not repay the principal and interest on the loans. The Spectrum Income Fund may invest the distributions from the pooled vehicle in additional securities and other assets consistent with its investment program. The pooled vehicle may be managed by T. Rowe Price Price Associates, Inc. or its affiliates. The investment in the pooled vehicle may be considered illiquid.